Exhibit 10.4

AMENDMENT
TO THE
MAUI LAND & PINEAPPLE COMPANY, INC.
2003 STOCK AND INCENTIVE COMPENSATION PLAN
STOCK OPTION AGREEMENT

This Amendment to the Maui Land & Pineapple Company, Inc. 2003 Stock and Incentive Compensation Plan Stock Option Agreement (the “Amendment”) is made as of this 7th day of August, 2006, by and between Maui Land & Pineapple Company, Inc. (the “Company”) and Brian C. Nishida (“Optionee”).

RECITALS

WHEREAS, the Company and Optionee entered into the Maui Land & Pineapple Company, Inc. 2003 Stock and Incentive Compensation Plan Stock Option Agreement dated January 1, 2004 (the “Agreement”), subject to the Company’s power to amend the Agreement as set forth in Section 9 therein;

WHEREAS, the Company has determined that, in light of changes to the Internal Revenue Code of 1986, as amended, that became effective after January 1, 2004, in particular, the adoption of Section 409A, it is the best interests of the Company and the Optionee to amend the Agreement; and

WHEREAS, the fair market value per Share of the Company’s Common Stock on the Grant Date was $35.50.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Amendment to Exercise Price. Section 2.a. of the Agreement is hereby amended and restated to read in full as follows:

“a.           Exercise Price. The Exercise Price shall be $35.50, which was the fair market value per Share as of the Grant Date.”

2.             Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Agreement.

3.             Entire Agreement. The Agreement, as amended by this Amendment, constitutes the full and complete agreement between the parties hereto regarding the subject matter of the Agreement and shall supersede all prior understanding or agreements, if any, whether written or oral, concerning the subject matter of the Agreement, as amended.

4.             Force and Effect. Except as modified by this Amendment, the terms and provisions of the Agreement are hereby ratified and confirmed and are and shall remain in full force and effect.

5.             Counterparts. This Amendment may be executed in one or more counterparts, all of which together shall constitute one instrument.

6.             Execution. This Amendment may be executed by facsimile signatures and such signature will be deemed binding for all purposes of this Amendment, without delivery of an original signature being required.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

MAUI LAND & PINEAPPLE COMPANY, INC.

By:	/S/ DAVID C. COLE

Name:	David C. Cole

Its:	Chairman, President & CEO

OPTIONEE:

/S/ BRIAN C. NISHIDA
Brian C. Nishida